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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) June 13, 2005

                               BROOKE CORPORATION
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             (Exact name of registrant as specified in its charter)

           Kansas                         1-31698                48-1009756
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(State or other jurisdiction            (Commission           (I.R.S. Employer
      of incorporation)                File Number)          Identification No.)

10950 Grandview Drive, Suite 600, Overland Park, Kansas             66210
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      (Address of principal executive offices)                   (Zip Code)

        Registrant's telephone number, including area code (913) 661-0123

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 3.01     NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE
              OR STANDARD; TRANSFER OF LISTING.

(d) On June 13, 2005, Brooke Corporation (AMEX: BXX) issued a press release announcing that it has received approval for listing of its common stock on the Nasdaq National Market. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K. Trading under the new Nasdaq listing and the symbol "BXXX" will commence at the opening of the market on Monday, June 20, 2005, with listing on the American Stock Exchange to be withdrawn and trading on the American Stock Exchange under the symbol "BXX" to cease as of the close of business on Friday, June 17, 2005.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

(c) EXHIBITS.

Exhibit 99.1 Press Release dated June 13, 2005 announcing approval for listing of Brooke Corporation common stock on the Nasdaq National Market.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date : 06/13/05

                                                   BROOKE CORPORATION

                                                   /s/ Anita F. Larson
                                                   -----------------------------
                                                   Anita F. Larson
                                                   President and Chief Operating
                                                   Officer

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Exhibits
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99.1      Press Release issued by BROOKE CORPORATION on June 13, 2005.